COMPANY-OWNED

SECOND AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT

DATED AS OF MAY 30, 2018

BY AND BETWEEN

ESA P PORTFOLIO L.L.C.,
ESA P PORTFOLIO MD TRUST, AND
ESH/TN PROPERTIES L.L.C.

INDIVIDUALLY AND COLLECTIVELY
AS LANDLORD

AND

ESA P PORTFOLIO OPERATING LESSEE LLC

AS TENANT

US\16536535.3

SECOND AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT
THIS SECOND AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT (this “Amendment”) is entered into as of May 30, 2018, by and between ESA P PORTFOLIO L.L.C., a Delaware limited liability company, ESA P PORTFOLIO MD TRUST, a Delaware statutory trust, and ESH/TN PROPERTIES L.L.C., a Delaware limited liability company (individually and collectively, “Landlord”), and ESA P PORTFOLIO OPERATING LESSEE LLC (f/k/a ESA P Portfolio Operating Lessee Inc.), a Delaware limited liability company (“Tenant”).
WITNESSETH
WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement dated as of August 30, 2016, as amended by that certain First Amendment to Amended and Restated Lease Agreement dated as of January 6, 2017 (the “Original Lease Agreement”), pursuant to which Landlord has agreed to lease the Leased Property (as defined in the Original Lease Agreement) to Tenant and Tenant has agreed to lease the Leased Property from Landlord, all subject to and upon the terms and conditions set forth in the Original Lease Agreement;
WHEREAS, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Original Lease Agreement; and
WHEREAS, Landlord and Tenant desire to amend the Original Lease Agreement on the terms and conditions set forth herein to reflect the addition of certain real property known as 1835 Canterbury Glen Lane, Rock Hill, South Carolina, 29730, to the Leased Property.
NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows.
1.Amendment. Effective as of the date of this Amendment, (i) Exhibit A attached hereto is hereby added at the end of Exhibit A of the Original Lease Agreement, and (ii) Exhibit C of the Original Lease Agreement is hereby replaced in its entirety with Exhibit C attached hereto.
2.    Ratification. All provisions of the Original Lease Agreement, as hereby amended, are hereby ratified and declared to be in full force and effect. All references in the Original Lease Agreement to the “Agreement”, “herein”, “hereunder” or terms of similar import shall be deemed to refer to the Original Lease Agreement, as amended by this Amendment.
3.    Applicable Law. This Amendment shall be construed under, and governed in accordance with, the laws of the State of New York; provided, that the provisions for the enforcement of Landlord’s rights and remedies under the Original Lease Agreement, as modified by this Amendment, shall be governed by the laws of each of the respective states where the Leased Property is located to the extent necessary for the validity and enforcement thereof.
4.    Successors Bound. This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respective successors and assigns.

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5.    Counterparts; Headings. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall be effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto, shall have been signed. Headings in this Amendment are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.
6.    Incorporation of Recitals. The recitals set forth in the preamble of this Amendment are hereby incorporated into this Amendment as if fully set forth herein.
[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date above first written.

LANDLORD:

ESA P PORTFOLIO L.L.C., a Delaware limited liability company

By:    /s/ Christopher N. Dekle
Name:    Christopher N. Dekle
Title:    Vice President and Secretary

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

LANDLORD:

ESA P PORTFOLIO MD TRUST, a Delaware statutory trust

By:    /s/ Christopher N. Dekle
Name:    Christopher N. Dekle
Title:    Vice President and Secretary

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

LANDLORD:

ESH/TN PROPERTIES L.L.C., a Delaware limited liability company

By:    /s/ Christopher N. Dekle
Name:    Christopher N. Dekle
Title:    Vice President and Secretary

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

TENANT:

ESA P PORTFOLIO OPERATING LESSEE LLC, a Delaware limited liability company

By:    /s/ Christopher N. Dekle
Name:    Christopher N. Dekle
Title:    Vice President and Secretary

Exhibit A

Site #	Address	Minimum Rent -- 2018	Minimum Rent -- 2019	Minimum Rent -- 2020	Minimum Rent -- 2021	Minimum Rent -- 2022	Minimum Rent -- 2023	Minimum Rent -- 2024	Minimum Rent -- 2025	Minimum Rent -- 2026	Minimum Rent -- 2027	Minimum Rent -- 2028
9400	1835 Canterbury Glen Lane Rock Hill, SC 29730	$1,242,600	$1,279,900	$1,318,300	$1,357,800	$1,398,500	$1,440,500	$1,483,700	$1,528,200	$1,574,000	$1,621,200	%1,669,800

Exhibit C

PROVISIONS RELATING TO PERCENTAGE RENT

Percentage Rent for any Fiscal Year shall equal the sum of:

(a)    the product of (i) all Gross Revenues for such Fiscal Year in excess of the Tier 1 Threshold but less than or equal to the Tier 2 Threshold and (ii) the Tier 1 Percentage; plus
(b)    the product of (i) all Gross Revenues for such Fiscal Year in excess of the Tier 2 Threshold but less than or equal to the Tier 3 Threshold and (ii) the Tier 2 Percentage; plus
(c)    the product of (i) all Gross Revenues for such Fiscal Year in excess of the Tier 3 Threshold and (ii) the Tier 3 Percentage.
“Tier 1 Percentage” means fifty-four percent (54%).

“Tier 1 Threshold” means $919,958,300.00, increasing at a rate of three percent (3%) per annum compounded annually for each Fiscal Year.

“Tier 2 Percentage” means sixty-five percent (65%).

“Tier 2 Threshold” means $1,054,405,700.00, increasing at a rate of three percent (3%)
per annum compounded annually for each Fiscal Year.

“Tier 3 Percentage” means seventy-six and one half percent (76.5%).

“Tier 3 Threshold” means $1,219,553,600.00, increasing at a rate of three percent (3%)
per annum compounded annually for each Fiscal Year.

“Thresholds” means each of the Tier 1 Threshold, the Tier 2 Threshold, and the Tier 3
Threshold.